                                   EXHIBIT 24

                                   EXHIBIT 24

                               POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, BellSouth Telecommunications, Inc. a Georgia corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended (the "Securities Act"), a registration statement or statement(s) with respect to the Company's Debt Securities in total principal amounts not in excess of $575,000,000, to be sold with or without competitive bidding as the Company may determine; and

     WHEREAS, the undersigned is President and Chief Executive Officer and a Director of the Company;

     NOW THEREFORE, the undersigned hereby constitutes and appoints Jere A. Drummond, Patrick H. Casey, Jerry W. Robinson and Eric B. Rudolph and each of them, his attorneys for him and in his name, place and stead, and in each of his offices and capacities in the Company, to execute and file such registration statement or statements, including prospectuses and any registration statements filed pursuant to Rule 462(b) under the Securities Act, and thereafter to prepare, execute and/or file any amended registration statement or statements and amended prospectus or prospectuses, or amendments or supplements to any of the foregoing, and to execute and file any registration statements pursuant to Rule 462(b) under the Securities Act relative to Registration Statement No. 33-49991, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 13th day of June, 1995.

                                                /s/  JERE A. DRUMMOND
                                          --------------------------------------
                                                     Jere A. Drummond
                                              President and Chief Executive
                                                    Officer; Director

                               POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, BellSouth Telecommunications, Inc. a Georgia corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended (the "Securities Act"), a registration statement or statement(s) with respect to the Company's Debt Securities in total principal amounts not in excess of $575,000,000, to be sold with or without competitive bidding as the Company may determine; and

     WHEREAS, the undersigned is an Officer of the Company;

     NOW THEREFORE, the undersigned hereby constitutes and appoints Jere A. Drummond, Patrick H. Casey, Jerry W. Robinson and Eric B. Rudolph and each of them, his attorneys for him and in his name, place and stead, and in each of his offices and capacities in the Company, to execute and file such registration statement or statements, including prospectuses and any registration statements filed pursuant to Rule 462(b) under the Securities Act, and thereafter to prepare, execute and/or file any amended registration statement or statements and amended prospectus or prospectuses, or amendments or supplements to any of the foregoing, and to execute and file any registration statements pursuant to Rule 462(b) under the Securities Act relative to Registration Statement No. 33-49991, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 13th day of June, 1995.

                                                /s/  PATRICK H. CASEY
                                          --------------------------------------
                                                     Patrick H. Casey
                                              Vice President and Comptroller

                               POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, BellSouth Telecommunications, Inc. a Georgia corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended (the "Securities Act"), a registration statement or statement(s) with respect to the Company's Debt Securities in total principal amounts not in excess of $575,000,000, to be sold with or without competitive bidding as the Company may determine; and

     WHEREAS, the undersigned is a Director of the Company;

     NOW THEREFORE, the undersigned hereby constitutes and appoints Jere A. Drummond, Patrick H. Casey, Jerry W. Robinson and Eric B. Rudolph and each of them, his attorneys for him and in his name, place and stead, as a Director of the Company, to execute and file such registration statement or statements, including prospectuses and any registration statements filed pursuant to Rule 462(b) under the Securities Act, and thereafter to prepare, execute and/or file any amended registration statement or statements and amended prospectus or prospectuses, or amendments or supplements to any of the foregoing, and to execute and file any registration statements pursuant to Rule 462(b) under the Securities Act relative to Registration Statement No. 33-49991, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 15th day of June, 1995.

                                              /s/  IRVING W. BAILEY II
                                          --------------------------------------
                                                   Irving W. Bailey II

                               POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, BellSouth Telecommunications, Inc. a Georgia corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended (the "Securities Act"), a registration statement or statement(s) with respect to the Company's Debt Securities in total principal amounts not in excess of $575,000,000, to be sold with or without competitive bidding as the Company may determine; and

     WHEREAS, the undersigned is a Director of the Company;

     NOW THEREFORE, the undersigned hereby constitutes and appoints Jere A. Drummond, Patrick H. Casey, Jerry W. Robinson and Eric B. Rudolph and each of them, his attorneys for him and in his name, place and stead, as a Director of the Company, to execute and file such registration statement or statements, including prospectuses and any registration statements filed pursuant to Rule 462(b) under the Securities Act, and thereafter to prepare, execute and/or file any amended registration statement or statements and amended prospectus or prospectuses, or amendments or supplements to any of the foregoing, and to execute and file any registration statements pursuant to Rule 462(b) under the Securities Act relative to Registration Statement No. 33-49991, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 14th day of June, 1995.

                                                 /s/  ROBERT H. BOH
                                          --------------------------------------
                                                      Robert H. Boh

                               POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, BellSouth Telecommunications, Inc. a Georgia corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended (the "Securities Act"), a registration statement or statement(s) with respect to the Company's Debt Securities in total principal amounts not in excess of $575,000,000, to be sold with or without competitive bidding as the Company may determine; and

     WHEREAS, the undersigned is a Director of the Company;

     NOW THEREFORE, the undersigned hereby constitutes and appoints Jere A. Drummond, Patrick H. Casey, Jerry W. Robinson and Eric B. Rudolph and each of them, his attorneys for him and in his name, place and stead, as a Director of the Company, to execute and file such registration statement or statements, including prospectuses and any registration statements filed pursuant to Rule 462(b) under the Securities Act, and thereafter to prepare, execute and/or file any amended registration statement or statements and amended prospectus or prospectuses, or amendments or supplements to any of the foregoing, and to execute and file any registration statements pursuant to Rule 462(b) under the Securities Act relative to Registration Statement No. 33-49991, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 15th day of June, 1995.

                                           /s/  EDWARD E. CRUTCHFIELD, JR.
                                          --------------------------------------
                                                Edward E. Crutchfield, Jr.

                               POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, BellSouth Telecommunications, Inc. a Georgia corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended (the "Securities Act"), a registration statement or statement(s) with respect to the Company's Debt Securities in total principal amounts not in excess of $575,000,000, to be sold with or without competitive bidding as the Company may determine; and

     WHEREAS, the undersigned is a Director of the Company;

     NOW THEREFORE, the undersigned hereby constitutes and appoints Jere A. Drummond, Patrick H. Casey, Jerry W. Robinson and Eric B. Rudolph and each of them, his attorneys for him and in his name, place and stead, as a Director of the Company, to execute and file such registration statement or statements, including prospectuses and any registration statements filed pursuant to Rule 462(b) under the Securities Act, and thereafter to prepare, execute and/or file any amended registration statement or statements and amended prospectus or prospectuses, or amendments or supplements to any of the foregoing, and to execute and file any registration statements pursuant to Rule 462(b) under the Securities Act relative to Registration Statement No. 33-49991, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 14th day of June, 1995.

                                                  /s/  FRANK R. DAY
                                          --------------------------------------
                                                       Frank R. Day

                               POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, BellSouth Telecommunications, Inc. a Georgia corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended (the "Securities Act"), a registration statement or statement(s) with respect to the Company's Debt Securities in total principal amounts not in excess of $575,000,000, to be sold with or without competitive bidding as the Company may determine; and

     WHEREAS, the undersigned is a Director of the Company;

     NOW THEREFORE, the undersigned hereby constitutes and appoints Jere A. Drummond, Patrick H. Casey, Jerry W. Robinson and Eric B. Rudolph and each of them, his attorneys for him and in his name, place and stead, as a Director of the Company, to execute and file such registration statement or statements, including prospectuses and any registration statements filed pursuant to Rule 462(b) under the Securities Act, and thereafter to prepare, execute and/or file any amended registration statement or statements and amended prospectus or prospectuses, or amendments or supplements to any of the foregoing, and to execute and file any registration statements pursuant to Rule 462(b) under the Securities Act relative to Registration Statement No. 33-49991, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 14th day of June, 1995.

                                                 /s/  LLOYD C. ELAM
                                          --------------------------------------
                                                      Lloyd C. Elam

                               POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, BellSouth Telecommunications, Inc. a Georgia corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended (the "Securities Act"), a registration statement or statement(s) with respect to the Company's Debt Securities in total principal amounts not in excess of $575,000,000, to be sold with or without competitive bidding as the Company may determine; and

     WHEREAS, the undersigned is a Director of the Company;

     NOW THEREFORE, the undersigned hereby constitutes and appoints Jere A. Drummond, Patrick H. Casey, Jerry W. Robinson and Eric B. Rudolph and each of them, his attorneys for him and in his name, place and stead, as a Director of the Company, to execute and file such registration statement or statements, including prospectuses and any registration statements filed pursuant to Rule 462(b) under the Securities Act, and thereafter to prepare, execute and/or file any amended registration statement or statements and amended prospectus or prospectuses, or amendments or supplements to any of the foregoing, and to execute and file any registration statements pursuant to Rule 462(b) under the Securities Act relative to Registration Statement No. 33-49991, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 16th day of June, 1995.

                                                 /s/  JOHN W. HARRIS
                                          --------------------------------------
                                                      John W. Harris

                               POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, BellSouth Telecommunications, Inc. a Georgia corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended (the "Securities Act"), a registration statement or statement(s) with respect to the Company's Debt Securities in total principal amounts not in excess of $575,000,000, to be sold with or without competitive bidding as the Company may determine; and

     WHEREAS, the undersigned is a Director of the Company;

     NOW THEREFORE, the undersigned hereby constitutes and appoints Jere A. Drummond, Patrick H. Casey, Jerry W. Robinson and Eric B. Rudolph and each of them, his attorneys for him and in his name, place and stead, as a Director of the Company, to execute and file such registration statement or statements, including prospectuses and any registration statements filed pursuant to Rule 462(b) under the Securities Act, and thereafter to prepare, execute and/or file any amended registration statement or statements and amended prospectus or prospectuses, or amendments or supplements to any of the foregoing, and to execute and file any registration statements pursuant to Rule 462(b) under the Securities Act relative to Registration Statement No. 33-49991, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 16th day of June, 1995.

                                                 /s/  MARK C. HOLLIS
                                          --------------------------------------
                                                      Mark C. Hollis

                               POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, BellSouth Telecommunications, Inc. a Georgia corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended (the "Securities Act"), a registration statement or statement(s) with respect to the Company's Debt Securities in total principal amounts not in excess of $575,000,000, to be sold with or without competitive bidding as the Company may determine; and

     WHEREAS, the undersigned is a Director of the Company;

     NOW THEREFORE, the undersigned hereby constitutes and appoints Jere A. Drummond, Patrick H. Casey, Jerry W. Robinson and Eric B. Rudolph and each of them, his attorneys for him and in his name, place and stead, as a Director of the Company, to execute and file such registration statement or statements, including prospectuses and any registration statements filed pursuant to Rule 462(b) under the Securities Act, and thereafter to prepare, execute and/or file any amended registration statement or statements and amended prospectus or prospectuses, or amendments or supplements to any of the foregoing, and to execute and file any registration statements pursuant to Rule 462(b) under the Securities Act relative to Registration Statement No. 33-49991, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 14th day of June, 1995.

                                             /s/  HARRY M. LIGHTSEY, JR.
                                          --------------------------------------
                                                  Harry M. Lightsey, Jr.

                               POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, BellSouth Telecommunications, Inc. a Georgia corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended (the "Securities Act"), a registration statement or statement(s) with respect to the Company's Debt Securities in total principal amounts not in excess of $575,000,000, to be sold with or without competitive bidding as the Company may determine; and

     WHEREAS, the undersigned is a Director of the Company;

     NOW THEREFORE, the undersigned hereby constitutes and appoints Jere A. Drummond, Patrick H. Casey, Jerry W. Robinson and Eric B. Rudolph and each of them, his attorneys for him and in his name, place and stead, as a Director of the Company, to execute and file such registration statement or statements, including prospectuses and any registration statements filed pursuant to Rule 462(b) under the Securities Act, and thereafter to prepare, execute and/or file any amended registration statement or statements and amended prospectus or prospectuses, or amendments or supplements to any of the foregoing, and to execute and file any registration statements pursuant to Rule 462(b) under the Securities Act relative to Registration Statement No. 33-49991, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 14th day of June, 1995.

                                                /s/  THOMAS H. MEEKER
                                          --------------------------------------
                                                     Thomas H. Meeker

                               POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, BellSouth Telecommunications, Inc. a Georgia corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended (the "Securities Act"), a registration statement or statement(s) with respect to the Company's Debt Securities in total principal amounts not in excess of $575,000,000, to be sold with or without competitive bidding as the Company may determine; and

     WHEREAS, the undersigned is a Director of the Company;

     NOW THEREFORE, the undersigned hereby constitutes and appoints Jere A. Drummond, Patrick H. Casey, Jerry W. Robinson and Eric B. Rudolph and each of them, his attorneys for him and in his name, place and stead, as a Director of the Company, to execute and file such registration statement or statements, including prospectuses and any registration statements filed pursuant to Rule 462(b) under the Securities Act, and thereafter to prepare, execute and/or file any amended registration statement or statements and amended prospectus or prospectuses, or amendments or supplements to any of the foregoing, and to execute and file any registration statements pursuant to Rule 462(b) under the Securities Act relative to Registration Statement No. 33-49991, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 14th day of June, 1995.

                                                 /s/  JOE M. RODGERS
                                          --------------------------------------
                                                      Joe M. Rodgers